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                                                                   EXHIBIT 10.37





                             RATIFICATION AGREEMENT

         This RATIFICATION AGREEMENT (this "Agreement"), is made and entered into as of July 24, 1997 between Patriot American Hospitality Operating Company, a Delaware corporation and formerly known as Bay Meadows Operating Company ("Patriot Operating Company"), Patriot American Hospitality, Inc., a Delaware corporation which operates as a real estate investment trust ("New Patriot"), Wyndham Hotel Corporation, a Delaware corporation ("Wyndham") and CF Securities, L.P., a Texas limited partnership (the "Principal Stockholder").


                                    RECITALS

         WHEREAS, Patriot American Hospitality, Inc., a Virginia corporation and the predecessor by merger to New Patriot ("Patriot"), and Wyndham entered into an Agreement and Plan of Merger, dated as of April 14, 1997 (the "Merger Agreement"), pursuant to which Wyndham agreed to merge with and into Patriot (the "Merger");

         WHEREAS, Patriot and the Principal Stockholder entered into a Stock Purchase Agreement dated as of April 14, 1997 (the "Stock Purchase Agreement"), pursuant to which Patriot agreed to purchase and Principal Stockholder agreed to sell all of the Principal Stockholder's shares of Wyndham Common Stock (as defined below) upon the terms and conditions stated therein immediately prior to the consummation of the Merger (the "Stock Purchase");

         WHEREAS, New Patriot (the successor by merger to Patriot and formerly named "California Jockey Club"), Patriot and Patriot Operating Company entered into an Agreement and Plan of Merger, dated as of February 24, 1997 (the "Business Combination Agreement"), pursuant to which Patriot, New Patriot and Patriot Operating Company agreed to effect a business combination among Patriot, New Patriot and Patriot Operating Company (the "Business Combination");

         WHEREAS, the Business Combination has been consummated, and as a result thereof Patriot has merged with and into New Patriot, with New Patriot being the surviving company in the Merger;


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         WHEREAS, as a result of the Business Combination, New Patriot has succeeded to the rights and obligations of Patriot under the Merger Agreement and the Stock Purchase Agreement;

         WHEREAS, New Patriot and Wyndham have executed and delivered a Ratification Agreement of even date herewith (the "Patriot Ratification Agreement") pursuant to which New Patriot has expressly agreed with Wyndham to ratify and approve the Merger, the Merger Agreement and certain Ancillary Agreements, and to perform the covenants and agreements of Patriot thereunder;

         WHEREAS, the shares of common stock, par value $.01 per share, of New Patriot (the "New Patriot Stock") and the shares of common stock, par value $.01 per share, of Patriot Operating Company (the "Patriot Operating Company Stock") are paired and transferrable and traded only in combination as a single unit (the "Paired Shares") on the New York Stock Exchange pursuant to the Pairing Agreement dated as of February 17, 1983 between New Patriot and Patriot Operating Company, as amended (the "Pairing Agreement");

         WHEREAS, the Merger Agreement contemplates that the shares of common stock, par value $.01 per share, of Wyndham (the "Wyndham Common Stock") will be converted into cash and/or Paired Shares pursuant to the terms of the Merger Agreement and the Stock Purchase Agreement contemplates that the Principal Stockholder will receive cash, Paired Shares and/or unpaired shares of a series of preferred stock of Patriot (the "Patriot Unpaired Stock") pursuant to the terms of the Stock Purchase;

         WHEREAS, the Merger Agreement and the Stock Purchase Agreement also contemplate that Patriot Operating Company will execute and deliver this Agreement, pursuant to which Patriot Operating Company will make certain representations and warranties to Wyndham and the Principal Stockholder and enter into certain covenants and agreements with New Patriot, Wyndham and the Principal Stockholder in order to effectuate the Merger and the Stock Purchase and to carry out the terms of the Merger Agreement and the Stock Purchase Agreement and transactions contemplated thereby;

         WHEREAS, pursuant to the Merger Agreement, Patriot Operating Company will enter into the Wyndham/Patriot Operating Company Subscription Agreement with Wyndham immediately prior to the closing of the Merger, pursuant to which Wyndham will agree to pay for, and Patriot Operating Company will issue directly to the holders of Wyndham Common Stock, a number of shares of Patriot Operating Company Stock equal to the number of shares of Patriot Stock to be issued to such holders pursuant to the Merger;

         WHEREAS, the boards of directors of New Patriot, Wyndham and Patriot Operating Company have each determined that the Merger between New Patriot and Wyndham, in which

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the outstanding shares of Wyndham Stock will be converted into Paired Shares and/or cash, is in the best interests of their respective companies and stockholders and presents an opportunity for their respective companies to achieve long-term strategic and financial benefits, and accordingly have agreed to effect the transactions provided for in the Merger Agreement and herein upon the terms and subject to the conditions set forth herein, and the board of directors of Patriot Operating Company has made a similar determination with respect to the Stock Purchase;

         WHEREAS, it is intended that the Stock Purchase by Patriot and the Merger provided for herein be treated as an integrated transaction that, for federal income tax purposes, qualifies as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code") and pursuant to which the consideration received by all of the stockholders of Wyndham shall be tax-free to such stockholders to the extent such consideration consists of Patriot Unpaired Stock and, to the extent consisting of Patriot Stock, Paired Shares of Purchase Stock and Patriot Operating Company Stock), and for financial accounting purposes shall be accounted for as a "purchase";

         WHEREAS, the boards of directors of New Patriot and Wyndham have received fairness opinions from their financial advisors, and the Special Committee of the Board of Directors of Wyndham has received a fairness opinion from its financial advisor, relating to the transactions contemplated hereby and by the Merger Agreement as more fully described herein and therein; and

         WHEREAS, Patriot Operating Company desires to make certain representations, warranties, covenants and agreements in connection with the Merger and the Stock Purchase.

         NOW, THEREFORE, in consideration of the foregoing, and of the representations, warranties, covenants and agreements contained herein, and in order to induce New Patriot and Wyndham to proceed with the Merger and the other transactions contemplated by the Merger Agreement, and to induce Patriot Operating Company and the Principal Stockholder to proceed with the Stock Purchase and the other transactions contemplated by the Stock Purchase Agreement, the parties hereto hereby agree as follows:


ARTICLE 1.  REPRESENTATIONS AND WARRANTIES OF PATRIOT OPERATING
COMPANY

         Patriot Operating Company represents and warrants to Wyndham and the Principal Stockholder as follows:


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         1.1 Existence, Good Standing, Authority. Patriot Operating Company is
a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to own, operate, lease and encumber its properties and to carry on its business as now conducted.

         1.2 Authorization, Validity and Effect of Agreement. Patriot Operating Company has the requisite power and authority to enter into the transactions contemplated hereby and to execute and deliver this Agreement and the other Ancillary Agreements to which it is or will be a party. The Board of Directors of Patriot Operating Company has approved this Agreement, the Merger, the Merger Agreement, the Patriot Operating Company Stock Issuance, the Pairing Agreement Amendment, the Patriot Operating Company Charter Amendment, the Stock Purchase Agreement (including the issuance of Patriot Operating Company Stock in connection with the Paired Shares issuable by Patriot and Patriot Operating Company upon conversion of Unpaired Patriot Stock upon the terms described in Exhibit B thereto), the Voting Agreements, the Registration Rights Agreement and the other Ancillary Agreements to which it is a party and the transactions contemplated hereby and thereby, and has agreed to recommend that the holders of Patriot Operating Company Stock authorize and approve the Patriot Operating Company Stock Issuance, the Patriot Operating Company Charter Amendment, the Pairing Agreement Amendment and, if stockholder approval of the Stock Purchase Agreement is required under applicable law or the rules of the NYSE, the Stock Purchase Agreement, at the Patriot Operating Company stockholders' meeting which will be held in accordance with the provisions of Section 8.3 of the Merger Agreement. As of the date hereof, all of the directors and executive officers of Patriot Operating Company have indicated that they presently intend to vote all shares of Patriot Operating Company Stock which they own to approve the Patriot Operating Company Stock Issuance, the Patriot Operating Company Charter Amendment, the Pairing Agreement Amendment and, if stockholder approval of the Stock Purchase Agreement is required under applicable law or the rules of the NYSE, the Stock Purchase Agreement, at the Patriot Operating Company stockholders' meeting. Subject to the approval of the Patriot Operating Company Stock Issuance, the Patriot Operating Company Charter Amendment, the Pairing Agreement Amendment and, if stockholder approval of the Stock Purchase Agreement is required under applicable law or the rules of the NYSE , the Stock Purchase Agreement, by the requisite vote of the stockholders of Patriot Operating Company, the execution by Patriot Operating Company of this Agreement, and the other Ancillary Agreements to which it is a party, and the consummation of the transactions contemplated hereby and thereby, have been duly authorized by all requisite corporate action on the part of Patriot Operating Company. This Agreement constitutes, and the other Ancillary Agreements to which it will become a party (when executed and delivered) will constitute, the valid and legally binding obligations of Patriot Operating Company, enforceable against Patriot Operating Company in accordance with their respective terms, subject to applicable bankruptcy, moratorium or other similar laws relating to creditors' rights and general principles of equity.


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         1.3  Patriot Operating Company Stock.

         (a) The Patriot Operating Company Stock to be issued in connection with the Merger and the Merger Agreement, when issued in accordance with the terms of the Merger Agreement, will have been duly and validly authorized by all necessary corporate action on the part of Patriot Operating Company. The Patriot Operating Company Stock to be issued in connection with the Merger and the Merger Agreement, when issued in accordance with the terms of the Merger Agreement, will be validly issued, fully paid, nonassessable and free of preemptive rights.

         (b) The Patriot Operating Company Stock to be issued in connection with the Stock Purchase and the Stock Purchase Agreement (including the Patriot Operating Company Stock issuable in connection with the Paired Shares issuable by Patriot and Patriot Operating Company upon conversion of Unpaired Patriot Stock upon the terms described in Exhibit B thereto), when issued in accordance with the terms of the Stock Purchase Agreement, will have been duly and validly authorized by all necessary corporate action on the part of Patriot Operating Company. The Patriot Operating Company Stock to be issued in connection with the Stock Purchase and the Stock Purchase Agreement (including the Patriot Operating Company Stock issuable in connection with Paired Shares issuable by Patriot and Patriot Operating Company upon conversion of Unpaired Patriot Stock upon the terms described in Exhibit B thereto), when issued in accordance with the terms of the Stock Purchase Agreement (including Exhibit B thereto) will be validly issued, fully paid, nonassessable and free of preemptive rights.


ARTICLE 2.        REPRESENTATIONS AND WARRANTIES OF NEW PATRIOT

         New Patriot represents and warrants to Patriot Operating Company, Wyndham and the Principal Stockholder as follows:

         2.1 Existence, Good Standing, Authority. New Patriot is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to own, operate, lease and encumber its properties and to carry on its business as now conducted.

         2.2 Authorization, Validity and Effect of Agreement. New Patriot has the requisite power and authority to enter into the transactions contemplated hereby and to execute and deliver this Agreement and the other Ancillary Agreements to which it is or will be a party. The Board of Directors of New Patriot has approved this Agreement and the Merger, and has ratified, confirmed and adopted the Merger Agreement, the Pairing Agreement Amendment, the Stock Purchase Agreement, the Ancillary Agreements to which it is a party and the



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transactions contemplated hereby and thereby, and has recommended that the holders of New Patriot Stock authorize and approve the Merger Agreement, the Patriot Ratification Agreement, the Pairing Agreement Amendment and, if stockholder approval of the Stock Purchase Agreement is required under applicable law or the rules of the NYSE, the Stock Purchase Agreement, at the Patriot stockholders' meeting which will be held in accordance with the provisions of Section 8.3 of the Merger Agreement. As of the date hereof, all of the directors and executive officers of New Patriot have indicated that they presently intend to vote all shares of New Patriot Stock which they own to approve the Merger Agreement, the Patriot Ratification Agreement, the Pairing Agreement Amendment and, if stockholder approval of the Stock Purchase Agreement is required under applicable law or the rules of the NYSE, the Stock Purchase Agreement, at the Patriot stockholders' meeting. Subject to the approval of the Merger Agreement, the Patriot Ratification Agreement, the Pairing Agreement Amendment and, if stockholder approval of the Stock Purchase Agreement is required under applicable law or the rules of the NYSE, the Stock Purchase Agreement, by the requisite vote of the stockholders of New Patriot, the execution by New Patriot of this Agreement, the Merger Agreement and the other Ancillary Agreements to which it is a party, and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all requisite corporate action on the part of New Patriot. This Agreement and the Merger Agreement constitute, and the other Ancillary Agreements to which it is or will become a party (when executed and delivered) will constitute, the valid and legally binding obligations of New Patriot, enforceable against New Patriot in accordance with their respective terms, subject to applicable bankruptcy, moratorium or other similar laws relating to creditors' rights and general principles of equity.


ARTICLE 3.        REPRESENTATIONS AND WARRANTIES OF WYNDHAM

         Wyndham represents and warrants to Patriot Operating Company, New Patriot and the Principal Stockholder as follows:

         3.1 Existence, Good Standing, Authority. Wyndham is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to own, operate, lease and encumber its properties and to carry on its business as now conducted.

         3.2 Authorization, Validity and Effect of Agreement. Wyndham has the requisite power and authority to enter into the transactions contemplated hereby and to execute and deliver this Agreement and the other Ancillary Agreements to which it is or will be a party. The Board of Directors of Wyndham has approved this Agreement, the Merger, the other Ancillary Agreements to which it is a party and the transactions contemplated hereby and thereby, and has agreed to recommend that the holders of Wyndham Stock authorize and



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approve the Merger Agreement and the Patriot Ratification Agreement at the
Wyndham stockholders' meeting which will be held in accordance with the provisions of Section 8.3 of the Merger Agreement. In connection with the foregoing, the Board of Directors of Wyndham has taken such action and votes as are necessary on its part to render the provisions of Section 203 of the Delaware General Corporation Law (the "DGCL") and all other applicable takeover statutes inapplicable to this Agreement, the Merger Agreement, the Merger, the Stock Purchase Agreement, the Stock Purchase and the transactions contemplated hereby and thereby and by the other Ancillary Agreements. As of the date hereof, all of the directors and executive officers of Wyndham have indicated that they presently intend to vote all shares of Wyndham Common Stock which they own to approve the Merger Agreement and the Patriot Ratification Agreement at the Wyndham stockholders' meeting. Subject to the approval of the Merger Agreement and the Patriot Ratification Agreement by the requisite vote of the stockholders of Wyndham, the execution by Wyndham of this Agreement, the Merger Agreement and the other Ancillary Agreements to which it is a party, and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all requisite corporate action on the part of Wyndham. This Agreement and the Merger Agreement constitute, and the other Ancillary Agreements to which it is or will become a party (when executed and delivered) will constitute, the valid and legally binding obligations of Wyndham, enforceable against Wyndham in accordance with their respective terms, subject to applicable bankruptcy, moratorium or other similar laws relating to creditors' rights and general principles of equity.


ARTICLE 4.        REPRESENTATIONS AND WARRANTIES OF THE PRINCIPAL
STOCKHOLDER

         The Principal Stockholder represents and warrants to Patriot Operating Company, New Patriot and Wyndham as follows:

         4.1 Organization and Good Standing. The Principal Stockholder is duly organized, validly existing and in good standing under the laws of the State of Texas.

         4.2 Power and Authorization. The Principal Stockholder has full legal right, power and authority to enter into and perform its obligations under this Agreement and the other agreements and documents required to be delivered by it hereunder. The execution, delivery and performance by the Principal Stockholder of this Agreement have been duly authorized by all necessary action on the part of the Principal Stockholder. This Agreement constitutes the legal, valid and binding obligation of the Principal Stockholder, enforceable against it in accordance with its terms.



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ARTICLE 5.        COVENANTS AND AGREEMENTS OF PATRIOT OPERATING
COMPANY

         5.1 Covenants and Agreements under Merger Agreement. Patriot Operating Company hereby covenants and agrees with Wyndham and New Patriot that Patriot Operating Company will be bound by and will perform each covenant and agreement set forth in the Merger Agreement (including those relating to the assumption by New Patriot or Patriot Operating Company of Wyndham Stock Options in accordance with Section 5.2(e) of the Merger Agreement) that by its terms is to be agreed to, or performed by, Patriot Operating Company to the same extent as if each such covenant and agreement were set forth herein. Each such covenant and agreement shall be deemed to be incorporated by reference herein as if set forth in full in this Agreement.

         5.2 Ancillary Agreements. At or prior to the Closing, Patriot Operating Company shall execute and deliver each of the Ancillary Agreements to which it is a party that, pursuant to Section 1.4 of the Merger Agreement, is to be executed and delivered by it at or prior to the Closing. Contemporaneously with the execution and delivery of this Agreement, Patriot Operating Company shall execute and deliver the Standstill Agreement, the Registration Rights Agreement and the Voting Agreements.

         5.3 Patriot Operating Company Shares Issuable in Connection with the Merger. Patriot Operating Company acknowledges and agrees that the shares of Patriot Operating Company Stock to be issued pursuant to the Wyndham/Patriot Operating Company Subscription Agreement will be issued in accordance with
Section 5.2(a) of the Merger Agreement to the stockholders of Wyndham in connection with the Merger and will be paired with the Patriot Stock issued in the Merger in accordance with the Pairing Agreement and the Wyndham/Patriot Operating Company Subscription Agreement, and will be transferable and traded only as a single unit, and that Wyndham shall not at any time become a stockholder of Patriot Operating Company. The provisions of this Section 5.3 and the Wyndham/Patriot Operating Company Subscription Agreement are intended to comply with Sections 2(a) and 2(b) of the Pairing Agreement.

         5.4 Patriot Operating Company Shares Issuable in Connection with the Stock Purchase. Patriot Operating Company acknowledges and agrees with the Principal Stockholder that on the closing date of the Stock Purchase, Patriot Operating Company shall issue to the Principal Stockholder the shares of Patriot Operating Company Stock that are issuable in connection with the issuance of Paired Shares to the Principal Stockholder pursuant to the Stock Purchase Agreement, that upon conversion of the Unpaired Patriot Stock in accordance with the terms thereof (as described in Exhibit B thereto) Patriot Operating Company shall issue to the Principal Stockholder the shares of Patriot Operating Company Stock that are issuable to the Principal Stockholder upon such conversion, and that such shares



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of Patriot Operating Company Stock will be paired with the Patriot Stock issued in the Stock Purchase or upon conversion of the Unpaired Patriot Stock in accordance with the Pairing Agreement. The provisions of this Section 5.4 and the Stock Purchase Agreement are intended to comply with Sections 2(a) and 2(b) of the Pairing Agreement.

         5.5 Patriot Operating Company Bylaws. Patriot Operating Company shall cause its Bylaws as in effect immediately prior to the Effective Time to contain terms required by and consistent with the Merger Agreement, the Stock Purchase Agreement and the Cooperation Agreement and terms not otherwise prohibited from being contained in such bylaws by such agreements.

         5.6 Directors and Officers of Patriot Operating Company. Patriot Operating Company shall take such actions as are necessary such that the Board of Directors of Patriot Operating Company shall be constituted as provided in Sections 4.3 and 4.4 of the Merger Agreement, subject to any required approvals by the stockholders of Patriot Operating Company.

         5.7 Further Action. Patriot Operating Company shall, subject to the fulfillment at or before the Effective Time of each of the conditions set forth in the Merger Agreement to the obligation of New Patriot to effect the Merger or the waiver thereof, perform such further acts and execute such documents as may reasonably be required to effect the Merger, the Patriot Operating Company Stock Issuance, the Patriot Operating Company Charter Amendment, the Pairing Agreement Amendment and the transactions contemplated by the Merger Agreement, the Stock Purchase Agreement, this Agreement and by the other Ancillary Agreements.

         5.8 Expenses. All costs and expenses incurred by Patriot Operating Company in connection with this Agreement, the Merger Agreement, the Stock Purchase Agreement and the transactions contemplated hereby and thereby shall be paid by Patriot Operating Company except to the extent otherwise provided in
Section 8.11 of the Merger Agreement or as otherwise may be agreed to by the parties. All costs and expenses for professional services rendered in connection with the transactions contemplated by this Agreement, the Merger Agreement and the transactions contemplated thereby, including, but not limited to, investment banking and legal services, will be paid by each party incurring such costs and expenses.


ARTICLE 6.        COVENANTS AND AGREEMENTS OF NEW PATRIOT

         New Patriot covenants and agrees with Wyndham, Patriot Operating Company and the Principal Stockholder that New Patriot will be bound by the provisions of the Merger Agreement and the Stock Purchase Agreement under which it is required to render performance to or for the benefit of Patriot Operating Company, and that New Patriot will



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perform all such obligations in accordance with the terms of the Merger
Agreement and the Stock Purchase Agreement.


ARTICLE 7.        COVENANTS AND AGREEMENTS OF WYNDHAM

         Wyndham covenants and agrees with Patriot Operating Company, New Patriot and the Principal Stockholder that Wyndham will be bound by the provisions of the Merger Agreement under which it is required to render performance to or for the benefit of Patriot Operating Company, and that Wyndham will perform all such obligations in accordance with the terms of the Merger Agreement.

ARTICLE 8.        COVENANTS AND AGREEMENTS OF THE PRINCIPAL STOCKHOLDER

         The Principal Stockholder covenants and agrees with Patriot Operating Company, New Patriot and Wyndham that the Principal Stockholder will be bound by the provisions of the Stock Purchase Agreement under which it is required to render performance to or for the benefit of Patriot Operating Company, and that the Principal Shareholder will perform all such obligations in accordance with the terms of the Stock Purchase Agreement.



ARTICLE 9.        TERMINATION; AMENDMENT; WAIVER

         9.1 Termination. If the Merger Agreement has been terminated, this Agreement may be terminated and abandoned, at any time prior to the Effective Time, whether before or after approval of the matters contemplated hereby by the stockholders of Patriot Operating Company, New Patriot and Wyndham, by the party terminating the Merger Agreement in accordance with its terms.

         9.2 Effect of Termination. In the event of termination of this Agreement as provided in Section 9.1, this Agreement shall forthwith become void and have no effect, without any liability or obligation on the part of Patriot Operating Company, New Patriot, Wyndham or Principal Stockholder other than the provisions of this Section 9.2, Section 5.7, the last sentence of
Section 10.3 and Section 10.4. Nothing contained in this Section 9.2 shall relieve any party for any breach of the representations, warranties, covenants, or agreements set forth in this Agreement.

         9.3 Extension; Waiver. At any time prior to the Effective Time, the parties may (a) extend the time for the performance of any of the obligations or other acts of the other parties, (b) waive any inaccuracies in the representations and warranties contained in this agreement or



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in any document delivered pursuant to this Agreement or (c) subject to the first sentence of Section 10.5, waive compliance with any of the agreements or conditions contained in this Agreement. Any Agreement on the part of a party to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party. The failure of any party to this Agreement to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of such rights.


ARTICLE 10.  GENERAL PROVISIONS

         10.1 Non-Survival of Representations, Warranties and Agreements. All representations, warranties and agreements in this Agreement or in any instrument pursuant to this Agreement shall not survive the Merger, provided, however, that the agreements contained in Section 5.1, Article 6, Article 7 and
Article 8 (to the extent that any such agreements in Section 5.1, or Articles 6, 7 and 8 relate to any covenants in the Merger Agreement that survive the Merger) and this Article 10 shall survive the Merger; and provided, further, that all representations, warranties and covenants of Patriot Operating Company herein made to or with the Principal Stockholder and of the Principal Stockholder herein made to or with Patriot Operating Company shall survive the Closing of the Stock Purchase.

         10.2 Notices. Any notice required to be given hereunder shall be in writing and shall be sent by facsimile transmission (confirmed by any of the methods that follow), courier service (with proof of service), hand delivery or certified or registered mail (return receipt requested and first-class postage prepaid) and addressed as follows:

If to Patriot Operating Company:            Patriot American Hospitality
                                            Operating Company
                                            Tri-West Plaza
                                            3030 LBJ Freeway
                                            Suite 1500
                                            Dallas, TX 75234
                                            Attn: Paul A. Nussbaum

With copies to:                             Goodwin, Procter & Hoar LLP
                                            Exchange Place
                                            Boston, MA 02109-2881
                                            Attn: Gilbert G. Menna, P.C.


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If to New Patriot:                          Patriot American Hospitality, Inc.
                                            Tri-West Plaza
                                            3030 LBJ Freeway
                                            Suite 1500
                                            Dallas, TX 75234
                                            Attn: Paul A. Nussbaum

With copies to:                             Goodwin, Procter & Hoar LLP
                                            Exchange Place
                                            Boston, MA 02109-2881
                                            Attn: Gilbert G. Menna, P.C.

If to Wyndham:                              Wyndham Hotel Corporation
                                            2001 Bryan Street
                                            Suite 2300
                                            Dallas, TX 75201
                                            Attn: James D. Carreker

With copies to:                             Locke Purnell Rain Harrell
                                            2200 Ross Avenue
                                            Suite 220
                                            Dallas, TX 75201-6776
                                            Attn: M. Charles Jennings

If to Principal Stockholder:                CF Securities, L.P.
                                            2001 Ross Avenue
                                            Suite 3200
                                            Dallas, Texas 75201
                                            Attn: Ms. Susan T. Groenteman

                                            Crow Family Holdings
                                            2001 Ross Avenue
                                            Suite 3200
                                            Dallas, Texas 75201
                                            Attn: M. Kevin Bryant

                                            and:


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With copies to:                             Vinson & Elkins L.L.P.
                                            2001 Ross Avenue
                                            Suite 3700
                                            Dallas, TX 75201
                                            Attn: Derek R. McClain

or to such other address as any party shall specify by written notice so given, and such notice shall be deemed to have been delivered as of the date so delivered.

         10.3 Assignment; Binding Effect; Benefit. Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned prior to the Closing by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other parties. Subject to the preceding sentence, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns. Notwithstanding anything contained in this Agreement to the contrary, except for the provisions of Section 5.1 and Articles 6 and 7 (to the extent Section
5.1 and Articles 6 and 7 relate to Sections 8.12 and 8.13 of the Merger Agreement), nothing in this Agreement, expressed or implied, is intended to confer on any person other than the parties hereto or their respective heirs, successors, executors, administrators and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement.

         10.4 Entire Agreement. This Agreement, the Exhibits and the Patriot Disclosure Letter and all provisions of the Merger Agreement incorporated herein by reference and any documents delivered by the parties in connection herewith constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements and understandings among the parties with respect thereto. No addition to or modification of any provision of this Agreement shall be binding upon any party hereto unless made in writing and signed by all parties hereto.

         10.5 Amendment. This Agreement may be amended by the parties hereto, by action taken by their respective boards of directors or general partner, at any time before or after approval of matters presented in connection herewith to the stockholders of Patriot Operating Company, but after any such stockholder approval, no amendment shall be made which by law requires the further approval of stockholders without obtaining such further approval. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.

         10.6 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its rules of conflict of laws. Each of the parties hereto hereby irrevocably and unconditionally consents to submit to the exclusive jurisdiction of the courts of the State of Delaware and of the United States of



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America located in the State of Delaware (the "Delaware Courts") for any
litigation arising out of or relating to this Agreement and the transactions contemplated hereby (and agrees not to commence any litigation relating thereto except in such courts), waives any objection to the laying of venue of any such litigation in the Delaware Courts and agrees not to plead or claim in any Delaware Court that such litigation brought therein has been brought in any inconvenient forum.

         10.7 Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument. Each counterpart may consist of a number of copies hereof each signed by less than all, but together signed by all of the parties hereto.

         10.8 Headings. Headings of the Articles and Sections of this Agreement are for the convenience of the parties only, and shall be given no substantive or interpretive effect whatsoever.

         10.9 Interpretation. In this Agreement, unless the context otherwise requires, words describing the singular number shall include the plural and vice versa, and words denoting any gender shall include all genders and words denoting natural persons shall include corporations and partnerships and vice versa.

         10.10 Waivers. Except as provided in this Agreement, no action taken pursuant to this Agreement, including, without limitation, any investigation by or on behalf of any party, shall be deemed to constitute a waiver by the party taking such action of compliance with any representations, warranties, covenants or agreements contained in this Agreement. The waiver by any party hereto of a breach of any provision hereunder shall not operate or be construed as a waiver of any prior or subsequent breach of the same or any other provision hereunder.

         10.11 Incorporation. The Patriot Disclosure Letter and the provisions of the Merger Agreement are hereby incorporated herein and made a part hereof for all purposes as if fully set forth herein.

         10.12 Severability. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as is enforceable.



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




         10.13 Enforcement of Agreement. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with its specific terms or was otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions and other equitable remedies to prevent breaches of this Agreement and to enforce specifically the terms and provisions thereof if any Delaware Court, this being in addition to any other remedy to which they are entitled at law or in equity. Any requirements for the securing or posting of any bond with respect to such remedy are hereby waived by each of the parties hereto.

         10.14 Certain Definitions. Capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings ascribed to them in the Merger Agreement.


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     IN WITNESS WHEREOF, the parties have executed this Agreement and caused the same to be duly delivered on their behalf on the day and year first written above.



ATTEST                                     PATRIOT AMERICAN HOSPITALITY
                                            OPERATING COMPANY


By: /s/  WILLIAM W. EVANS III               By: /s/  PAUL A. NUSSBAUM
   ---------------------------------           --------------------------------
   Name  William W. Evans III                  Name  Paul A. Nussbaum
   Title Office of the Chairman,               Title Chairman and CEO
         Patriot American Hospitality, Inc.


ATTEST                                     WYNDHAM HOTEL CORPORATION


By: /s/  CARLA S. MORELAND                 By: /s/   ANNE L. RAYMOND
   ---------------------------------           --------------------------------
   Name  Carla S. Moreland                     Name  Anne L. Raymond
   Title Vice President, General               Title Executive Vice President
         Counsel and Secretary


ATTEST                                     PATRIOT AMERICAN HOSPITALITY, INC.


By: /s/  WILLIAM W. EVANS III               By: /s/  PAUL A. NUSSBAUM
   ---------------------------------           --------------------------------
   Name  William W. Evans III                  Name  Paul A. Nussbaum
   Title Office of the Chairman,               Title Chairman, CEO and
         Patriot American Hospitality, Inc.          President


ATTEST                                     CF SECURITIES, L.P.


By: /s/   MICHAEL BRYANT                  By: Mill Springs Holdings, Inc.
   ---------------------------------           its General Partner
   Name   Michael Bryant
   Title  Secretary

                                           By: /s/   S. T. GROENTEMAN
                                               --------------------------------
                                               Name  S. T. Groenteman
                                               Title Executive Vice President





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